UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):               October 26, 2008

                                  Modavox, Inc.
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                      333-57818               20-0122076
     ---------------------             -------------           --------------
 (State or other jurisdiction           (Commission           (I.R.S. Employer
       of incorporation)                File Number)         Identification No.)

  4636 East University Drive, Suite 275
            Phoenix, Arizona                                       85034-7417
    ---------------------------------                             -----------
(Address of principal executive offices)                           (Zip Code)

 Registrant's telephone number, including area code:             (602) 648-6080


           Former name or former address, if changed since last report



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))




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                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(a) On November 18, 2008 the board of directors of Modavox elected Shelly J. Meyers to serve as a director. Ms. Meyers is expected to be named to the Audit Committee of Modavox.

         Modavox issued a press release on November 18, 2008, to announce Ms. Meyer's election to its board of directors. A copy of this press release is furnished as Exhibit 99.2 to this Form 8-K.

(d) Mr. Glover has served as a director of Modavox since October 2003. On the board, he has been a member and the Chairman of the Audit Committee since October 2003, a member of the Compensation Committee since October 2007 and a member of the Special Committee overseeing the investigation into certain activities of and voluntary disclosures to the Government about our former CEO, CFO and Chairman, Robert Arkin, since February 2008.

         We believe that, in addition to the reasons stated in his letter, Mr. Glover has resigned due to a disagreement with Modavox over his unauthorized communications with Robert Arkin, who is the plaintiff in a pending arbitration proceeding against Modavox and a co-defendant in a recently-filed lawsuit brought by shareholders of Modavox, and due to Mr. Glover's dissatisfaction with the level of director compensation.

         In response to Mr. Glover's letter, management believes that it has provided all necessary corporate financial and operating information to Mr. Glover, including providing direct access to our corporate controller, and disagrees with Mr. Glover's characterization of the corporate governance of Modavox and Mr. Glover's level of participation in governance of the corporation.

         On October 26, 2008, Hubert Glover resigned as a director of Modavox, Inc. ("Modavox"). His letter of resignation is furnished as Exhibit 99.1 to this Form 8-K. In this letter, Mr. Glover states that he has resigned because of inadequate delivery of information to the independent directors.

         The information in Item 5.02 of this Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.


The following exhibits are furnished herewith:


Exhibit Number      Description
--------------      -----------


99.1                Text of press release issued by Modavox dated
                    November 18, 2008.

99.2                Letter of Resignation of Hubert Glover dated
                    October 26, 2008.




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Modavox, Inc.

DECEMBER 2, 2008                        BY:  /S/ DAVID J. IDE
                                             -----------------
                                             NAME: DAVID J. IDE
                                             TITLE: CHIEF EXECUTIVE OFFICER



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                                  Exhibit Index


EXHIBIT NO.     DESCRIPTION
-----------     -----------

99.1             Text of press release issued by Modavox dated
                 November 18, 2008.

99.2             Letter of Resignation of Hubert Glover dated
                 October 26, 2008.